UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2022

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Corvus Gold Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-39437	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of Principal Executive Offices)	(Zip Code)

(604) 638-3246

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 7, 2022, Corvus Gold Inc. (the “Company”) notified the Nasdaq Capital Market (“NASDAQ”) of its intention to voluntarily delist all of its securities from NASDAQ, assuming satisfaction of the closing conditions of the previously announced plan of arrangement (the “Arrangement”) between Corvus, 1323606 B.C. Unlimited Liability Company, and AngloGold Ashanti Holdings plc., including the approval of the Arrangement by, and the obtainment of the final order from, the Supreme Court of British Columbia, and the successful completion of the transaction. On January 11, 2022 the Company obtained the final court order from the Supreme Court of British Columbia with respect to the Arrangement.

Following the completion of the Arrangement, the Company will become a wholly-owned indirect subsidiary of AngloGold Ashanti Limited. The Company has submitted a notice to NASDAQ regarding its intention to delist, and, following closing of the Arrangement, will file with the Securities and Exchange Commission (the “SEC”), in coordination with NASDAQ, a Form 25 relating to the delisting of its common shares on or about January 18, 2022.

The Company expects the delisting of its common shares to become effective 10 days following the filing, or January 28, 2022. The anticipated effective date may be delayed if the SEC postpones the effectiveness of the application to delist for other reasons. Concurrent with the delisting from NASDAQ, the Company intends to file a Form 15 with the SEC to terminate the registration of its common shares under the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and to suspend its reporting obligations with the SEC. The Company expects that its obligation to file reports with the SEC will be suspended immediately upon the filing of the Form 15. The Company reserves the right to delay the filing of the Form 25 or Form 15 or withdraw either form for any reason prior to their effectiveness.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Name

99.1	Press Release dated January 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corvus Gold Inc.

Date: January 13, 2022	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius
Chief Executive Officer and President